SCHEDULE 14C

SCHEDULE 14C INFORMATION

Information Statement Pursuant to Section 14(c)

of the Securities Exchange Act of 1934

(Amendment No. )

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☐	Preliminary information statement

☐	Confidential, for use of the Commission only (as permitted by Rule 14c-5(d)(2))

☒	Definitive information statement

The Vantagepoint Funds
(Name of Registrant as Specified in its Charter)

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THE VANTAGEPOINT FUNDS

VANTAGEPOINT INFLATION FOCUSED FUND

777 NORTH CAPITOL STREET, NE

SUITE 600

WASHINGTON, D.C. 20002

NOTICE OF ACTION BY WRITTEN CONSENT

To the Shareholders of the Vantagepoint Inflation Focused Fund:

This notice is being furnished to the shareholders of the Vantagepoint Inflation Focused Fund (“Fund”), a series of The Vantagepoint Funds, to inform shareholders of the approval of a change to the Fund’s investment objective, which will become effective May 1, 2015. The Fund’s Information Statement accompanies this Notice.

At a meeting held on December 12, 2014, the Fund’s investment adviser, Vantagepoint Investment Advisers, LLC (“VIA”), recommended to the board of directors of The Vantagepoint Funds (“Board”) a change to the investment objective of the Fund. After considering VIA’s recommendation, the Board determined to recommend to the Fund’s shareholders that they approve such change to the Fund’s investment objective. After considering the Board’s recommendation, the holder (either directly or indirectly through certain Vantagepoint Model Portfolio Funds and Vantagepoint Milestone Funds) of a majority of the Fund’s outstanding voting securities as of January 31, 2015 approved the change to the Fund’s investment objective by written consent.

WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE REQUESTED NOT TO SEND US A PROXY.

/s/ Angela Montez

Angela Montez, Secretary

February 27, 2015

THE VANTAGEPOINT FUNDS

VANTAGEPOINT INFLATION FOCUSED FUND

777 NORTH CAPITOL STREET, NE

SUITE 600

WASHINGTON, D.C. 20002

INFORMATION STATEMENT

Important Notice Regarding Internet Availability of this Information Statement:

This Information Statement is available at http://www.icmarc.org/x3333.xml?RFID=W149.

This Information Statement is being furnished to the shareholders of the Vantagepoint Inflation Focused Fund (the “Fund”), a series of The Vantagepoint Funds, to inform shareholders of the approval of a change to the investment objective of the Fund. The revised investment objective of the Fund will become effective on May 1, 2015.

At a meeting held on December 12, 2014 (the “December Meeting”), the Fund’s investment adviser, Vantagepoint Investment Advisers, LLC (“VIA”), recommended to the board of directors of The Vantagepoint Funds (“Board”) a change to the investment objective of the Fund. After considering VIA’s recommendation, the Board determined to recommend to the Fund’s shareholders that they approve such change to the Fund’s investment objective. After considering the Board’s recommendation, the holder (either directly or indirectly through certain Vantagepoint Model Portfolio Funds and Vantagepoint Milestone Funds) of a majority of the Fund’s outstanding voting securities as of January 31, 2015 approved the change to the Fund’s investment objective by written consent.

WE ARE NOT ASKING YOU FOR A PROXY AND YOU

ARE REQUESTED NOT TO SEND US A PROXY.

This Information Statement is being made available on or about February 27, 2015 to the Fund’s shareholders of record at the close of business on January 31, 2015.

INVESTMENT OBJECTIVE AND RELATED CHANGES

At the December Meeting and following a recommendation by VIA, the Board determined to recommend to the Fund’s shareholders that they approve a change to the Fund’s investment objective, effective May 1, 2015. The Board also authorized and directed the officers of The Vantagepoint Funds, on behalf of the Fund, to seek the written consent of the holders of a majority of the outstanding shares of the Fund, as permitted by The Vantagepoint Funds’ Amended Agreement and Declaration of Trust, to approve the change to the Fund’s investment objective. A change to the Fund’s investment objective requires the approval of a majority of the Fund’s outstanding voting securities.

As revised, the Fund’s investment objective will be to offer inflation protection and income. Currently, the Fund’s investment objective is to offer current income. In connection with this recommended change and at the December Meeting, VIA recommended, and the Board, including a majority of the Directors who are not “interested persons,” as defined in the Investment Company Act of 1940 (“1940 Act”), approved: (i) an additional investment subadvisory agreement between The Vantagepoint Funds, on behalf of the Fund, VIA and AllianceBernstein L.P. (“AllianceBernstein”); (ii) changes to the Fund’s principal investment strategies; and (iii) changes in the amount of assets allocated to the Fund’s existing subadvisers, BlackRock Financial Management, Inc. and Pacific Investment Management Company, LLC. The above changes would allow AllianceBernstein to manage the portion of the Fund’s assets allocated to it using a new multi-sector inflation strategy (“New Strategy”). VIA recommended these changes to seek to improve the Fund’s risk/return profile and recommended the investment objective change to better communicate the inflation protection aspect of the New Strategy.

The Board’s recommendation to approve the Fund’s revised investment objective was next presented to the board of directors of VantageTrust Company, LLC (“VantageTrust Company”). As of January 31, 2015 (the record date for this information statement), VantageTrust, a group trust established and maintained by VantageTrust Company, held a majority of the outstanding voting securities of the Fund either directly or indirectly through certain Vantagepoint Model Portfolio Funds and the Vantagepoint Milestone Funds, each a series of The Vantagepoint Funds. The board of directors of VantageTrust Company (“VTC Board”) has the power to vote the shares of the Fund held directly by VantageTrust. Pursuant to VIA’s proxy voting policies, VIA generally will seek instructions from the VTC Board on how to vote the shares of the Fund held by certain Vantagepoint Model Portfolio Funds and Vantagepoint Milestone Funds. VIA will cast the Fund’s votes in accordance with the instructions received. VantageTrust Company, LLC is an affiliate of VIA.

After considering the Board’s recommendation, the VTC Board, on behalf of VantageTrust, consented to the approval of the change to the Fund’s investment objective. In addition, pursuant to VIA’s proxy voting policies, the VTC Board instructed VIA (who has the power to vote the shares of the Fund held by certain Vantagepoint Model Portfolio Funds and Vantagepoint Milestone Funds) to consent to the approval of the change to the Fund’s investment objective. Pursuant to Article V, Section 4 of The Vantagepoint Funds’ Amended Agreement and Declaration of Trust, these actions were documented by written consent and delivered to The Vantagepoint Funds.

GENERAL INFORMATION

Investment Adviser – VIA, 777 North Capitol Street, NE, Washington, D.C. 20002, is a wholly owned subsidiary of, and controlled by, ICMA-RC, a retirement plan administrator and investment adviser whose principal investment advisory client is VantageTrust Company, a New Hampshire non-depository banking company. ICMA-RC was established as a not-for-profit organization in 1972 to assist state and local governments and their agencies and instrumentalities in the establishment and maintenance of deferred compensation and qualified retirement plans for the employees of such public sector entities. ICMA-RC has been registered as an investment adviser with the SEC since 1983. VIA is a Delaware limited liability company and is registered as an investment adviser with the SEC.

Distributor – RC Services, located at 777 North Capitol Street, NE, Suite 600, Washington, DC 20002, serves as the principal underwriter and distributor of The Vantagepoint Funds’ shares pursuant to a Distribution Agreement. RC Services is a wholly owned subsidiary of ICMA-RC and an “affiliated person” of VIA (as that term is defined under the 1940 Act).

Transfer Agent and Administrator – Vantagepoint Transfer Agents, LLC (“VTA”), located at 777 North Capitol Street, NE, Suite 600, Washington, DC 20002, is the designated transfer agent of The Vantagepoint Funds’ shares and, pursuant to a Transfer Agency and Administrative Services Agreement, also provides certain transfer agency and administrative shareholder support services for The Vantagepoint Funds and the share classes thereof related to the retirement plans and other investors investing in The Vantagepoint Funds. VTA is a wholly owned subsidiary of ICMA-RC and an “affiliated person” of VIA (as that term is defined under the 1940 Act).

The Vantagepoint Funds has entered into a Mutual Funds Service Agreement with J.P. Morgan Investor Services Co. (whose successor in interest is JPMorgan Chase Bank, NA) (“JP Morgan”), located at 70 Fargo Street, Boston, MA 02210, whereby JP Morgan performs certain financial reporting, tax services, fund accounting, administrative and portfolio compliance services for The Vantagepoint Funds.

SHARES OUTSTANDING AND BENEFICIAL OWNERS OF THE FUND’S SHARES

Shares Outstanding – As of January 31, 2015, the Fund had 50,022,308 outstanding shares. Each share entitles the holder to one vote. As of the same date, each class of the Fund had the following outstanding shares: 47,664,737 (T Shares) and 2,357,571 (Investor Shares).

Principal Holders – Below are the names, addresses, and amount and percentage of shares owned by class of each person (or entity) that owns of record or is known to own beneficially 5% or more of any class of the Fund’s outstanding shares as of January 31, 2015:

Name	Address	Class of the Fund	Amount of shares owned	Percentage Owned
VantageTrust	777 N. Capitol Street, NE Washington, DC 20002	T Shares	39,558,109	82.99%
Prudential Retirement & Annuity	One Commercial Plaza 280 Trumbull Street Hartford, CT 06103-3599	T Shares	3,830,857	8.04%
New York Life Trust Company	169 Lackawanna Ave Parsippany, NJ 07054-1007	Investor Shares	216,638	9.19%

Also, as of January 31, 2015, the directors and executive officers of The Vantagepoint Funds, both individually and as a group, owned less than 1% of the Fund’s outstanding voting securities.

Control Persons – A majority of the voting shares of the Fund are held, either directly or indirectly through certain of the Vantagepoint Model Portfolio Funds and Vantagepoint Milestone Funds, by VantageTrust, located at 777 North Capitol Street, NE, Suite 600, Washington, DC 20002. VantageTrust was established for the purpose of holding and investing the assets of public sector retirement and deferred compensation plans. VantageTrust Company has the power to vote the shares of the Fund held directly by VantageTrust, and pursuant to VIA’s proxy voting policies, VIA generally will seek instructions from the VTC Board on how to vote the shares of the Fund held by the Vantagepoint Model Portfolio Funds and Vantagepoint Milestone Funds. VIA will cast the Fund’s votes in accordance with the instructions received. VantageTrust Company, therefore, directly or indirectly, has the power to vote more than 25% of the Fund’s voting securities and thus under the 1940 Act is considered a “control person” of the Fund. As a control person of the Fund, VantageTrust Company has the ability to control the outcome of matters submitted to the vote of shareholders. Both VantageTrust Company and VIA are wholly owned subsidiaries of ICMA-RC.

The following represents the percentage of total shares outstanding of the Fund held, directly or indirectly, by VantageTrust as of January 31, 2015: 79.08%.

HOUSEHOLDING

If you request a paper copy of this Information Statement, only one copy of this Information Statement will be mailed to your household, even if more than one person in the household is a Fund shareholder of record, unless The Vantagepoint Funds has received instructions to the contrary. If you need additional copies of this Information Statement, please contact The Vantagepoint Funds toll free at 1-800-669-7400 or in writing at 777 North Capitol Street, NE, Suite 600, Washington, DC 20002. If you do not want the mailing of an Information Statement to be combined with those for other members of your household in the future, or if you are receiving multiple copies and would rather receive just one copy for the household, contact The Vantagepoint Funds in writing at 777 North Capitol Street, NE, Suite 600, Washington, DC 20002 or toll free at 1-800-669-7400.

FINANCIAL INFORMATION

Shareholders can obtain a copy of The Vantagepoint Funds’ most recent Annual Report and Semi-Annual Report, without charge, by writing The Vantagepoint Funds at 777 North Capitol Street, NE, Suite 600, Washington, DC 20002 or by calling The Vantagepoint Funds toll free at 1-800-669-7400.

THE VANTAGEPOINT FUNDS

VANTAGEPOINT INFLATION FOCUSED FUND

777 NORTH CAPITOL STREET, NE

SUITE 600

WASHINGTON, D.C. 20002

NOTICE OF INTERNET AVAILABILITY OF INFORMATION STATEMENT

Important Notice Regarding Internet Availability of Information Statement:

An Information Statement regarding the Vantagepoint Inflation Focused Fund is available at http://www.icmarc.org/x3333.xml?RFID=W149.

This Notice of Internet Availability of Information Statement is being sent on or about February 27, 2015 to shareholders of record of the Vantagepoint Inflation Focused Fund (the “Fund”) as of January 31, 2015.

This Notice of Internet Availability of Information Statement presents only an overview of the more complete information statement that is available to you on the internet relating to the Fund. We encourage you to access and review all of the important information contained in the full Information Statement.

We are notifying you of the approval of a change to the Vantagepoint Inflation Focused Fund’s investment objective. This change is to become effective May 1, 2015.

At a meeting held on December 12, 2014, the Fund’s investment adviser, Vantagepoint Investment Advisers, LLC (“VIA”), recommended to the board of directors of The Vantagepoint Funds (“Board”) a change to the investment objective of the Fund. After considering VIA’s recommendation, the Board determined to recommend to the Fund’s shareholders that they approve such change to the Fund’s investment objective. After considering the Board’s recommendation, the holder (either directly or indirectly through the Vantagepoint Model Portfolio Funds and Vantagepoint Milestone Funds) of a majority of the Fund’s outstanding voting securities as of January 31, 2015 approved the change to the Fund’s investment objective by written consent.

This Notice of Internet Availability of Information Statement is not an information statement. The full Information Statement regarding the above matters is available on The Vantagepoint Funds’ website at: http://www.icmarc.org/x3333.xml?RFID=W149. The full Information Statement will be available at that address until June 30, 2015. The Information Statement is available as a PDF (Portable Document Format), which may be viewed and printed using Adobe Acrobat® Reader, which is available without charge from Adobe Systems, Inc. at http://get.adobe.com/reader/.

Obtaining Copies of the Information Statement

You may request a paper or email copy of the full Information Statement, without charge, by contacting the Fund toll free at 1-800-669-7400, by email at investorservices@icmarc.org, or in writing at 777 North Capitol Street, NE, Suite 600, Washington, DC 20002.

Householding

Only one copy of this Notice of Internet Availability of Information Statement (or if requested, only one paper copy of the full Information Statement) will be mailed to your household, even if more than one person in the household is a Fund shareholder of record, unless the Fund has received instructions to the contrary. If you need

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additional copies of this Notice of Internet Availability of Information Statement (or if requested, additional paper copies of the full Information Statement) please contact the Fund toll free at 1-800-669-7400 or in writing at 777 North Capitol Street, NE, Suite 600, Washington, DC 20002. If you do not want the mailing of this Notice of Internet Availability of Information Statement (or if requested, a paper copy of the full Information Statement) to be combined with those for other members of your household in the future, or if you are receiving multiple copies and would rather receive just one copy for the household, contact The Vantagepoint Funds, on behalf of the Fund, in writing at 777 North Capitol Street, NE, Suite 600, Washington, DC 20002 or toll free at 1-800-669-7400.

We Are Not Asking You for a Proxy and You are Requested Not to Send us a Proxy.

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